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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2006


                                AMERIANA BANCORP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

         INDIANA                        0-18392                 35-1782688
------------------------------  ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA   47263-1048
               -----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
              --------------------------------------------

         On March 27, 2006, Ameriana Bancorp (the "Company") director Paul W. Prior informed the Company that he intends to retire from the Boards of Directors of the Company and Ameriana Bank and Trust, SB, effective at the 2006 annual meeting of shareholders. At its meeting on March 27, 2006, the Board of Directors determined that upon Mr. Prior's retirement: (1) Mr. Prior will become a director emeritus; (2) Michael E. Kent will become Chairman of the Board; and
(3) Ronald R. Pritzke will become Vice Chairman of the Board. A copy of the press release announcing these events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (d)    Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated March 27, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated:  March 27, 2006                 By: /s/ Jerome J. Gassen
                                           -------------------------------------
                                           Jerome J. Gassen
                                           President and Chief Executive Officer